                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2002
                              (February 26, 2002)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 1-9020                                   72-1440714
        (Commission File Number)                         (IRS Employer
                                                      Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On February 26, 2002, PetroQuest Energy, Inc. issued a press release announcing, among other things, a 68% growth in proved reserves and a reserve replacement rate of 342% in 2001.

         The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

         99.1     Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 26, 2002               PETROQUEST ENERGY, INC.


                                      By: /s/ Daniel G. Fournerat
                                          --------------------------------------
                                          Daniel G. Fournerat
                                          Senior Vice President, General Counsel
                                          and Secretary




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